EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No.1 to Annual Report of AmpliTech Group, Inc., (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fawad Maqbool, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)    The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2013	By:	/s/ Fawad Maqbool
Fawad Maqbool President and Chief Executive Officer (Principal Executive Officer)